Q2 2022 Earnings Call August 11, 2022

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of federal securities laws, including statements regarding Volta’s business, operations and financial condition or performance. These forward- looking statements generally are identified by words such as “anticipate,” “believe,” “estimate,” “expect,”  “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,”  “should,” “strategy,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  We may not actually achieve the plans, intentions or expectations disclosed in our forward- looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, our forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside our control. Factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the following:  our ability to continue as a going concern over the next twelve months;  our ability to comply with the financial maintenance and reporting covenants and other restrictive covenants in our term loan facility; our status as an early stage company with a history of losses and our expectation of incurring significant expenses and losses for the foreseeable future;  our ability to raise additional capital; our ability to remediate material weaknesses in our internal controls over financial reporting and maintain an effective system of internal control over financial reporting; competition in the electric vehicle (“EV”) charging market as that market continues to evolve;  the expectation that we will invest in growth for the foreseeable future and our ability to manage growth effectively;  competition affecting our advertising-delivery activities as the market for out-of-home and digital display media evolves;  our dependence on strong relationships with real estate and retail partners to build out our charging network; our reliance on a limited number of suppliers and manufacturers for the supply of our charging stations, some of which are also early stage companies; risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations; risks associated with class action lawsuits, stockholder derivative actions and other litigation in which we are, or may become, involved; risks related to natural disasters and health pandemics, including any potential future impact of the coronavirus disease (“COVID-19”) pandemic on our business; our ability to attract and retain key employees and hire qualified management, technical, engineering and sales personnel; cost increases, delays, new or increased taxation and/or other restrictions on the availability or cost of electricity at our current and future charging sites; and our ability to shift from free EV charging to pay-for-use charging and requiring mobile check-ins.  Additional risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements are set forth in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and in our other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, we do not assume any obligation to update any forward-looking statements, even if new information becomes available in the future. 2

VP, Investor RelationsChief Accounting Officer Katherine BailonStephen Pilatzke 3 Vince Cubbage Brandt Hastings Interim Chief Executive Officer Chief Commercial Officer On Today’s Call

4Section 1 Interim Chief Executive Officer Vince Cubbage

Volta's Expanding Charging Network

- **Geographic Footprint: 28 States**
- **39 DMAs [3]**



Seattle - Tacoma
Portland, Or
Boise
Sacramento - Stkton - Modesto
Salt Lake City
San Francisco - Oak - San Jose
Monterrey
Las Vegas
Santa Barbara
Los Angeles
San Diego
Phoenix (Prescott)
Denver
Colorado Springs
Minneapolis - St. Paul
Cansas City
St. Louis
Dallas - Ft. Worth
Austin
San Antonio
Houston
Honolulu
Milwaukee
Chicago
Indianapolis
Cincinnati
Detroit
Cleveland - Akron
(Canton)
Johnstown
Pittsburgh
Columbus
Harrisonburg
Nashville
Greenville
Atlanta
Albany - Schenectady - Troy
Providence - New Bedford
Boston (Manchester) - Springfield
New York
Harrisburg
Philadelphia
Salisbury
Baltimore
Washington, DC
Charlottesville
Raleigh - Durham (Fayetville)
Charlotte
Orlando - Daytona Bch - Melbrn
Tampa - St. Pete (Sarasota)
West Palm Beach - Ft. Pierce
Miami - Ft. Lauderdale

Active DMAs

Current network

	Installed base	Deployment pipeline	Technical evaluation [2]
Screens [1]	5,425	7,285	7,181
Stalls	2,920	3,942	4,285
Sites	927	1,468	1,309

Initial Stall Deployments

France & Germany

[1] Some stalls do not have screens, some wall mounted have a single screen

[2] The part of the funnel that is under Technical Evaluation – Volta and our partners are serious enough about a project that Volta has decided to invest technical resources that will address feasibility and contractual variables required before both parties can agree to sign off on the project.

[3] Designated Market Area

5

The only dual Media and Charging Network UP 83% QoQ UP 83% QoQ MEDIA REVENUE $11.2M TOTAL REVENUE $15.3M UP 121% YoY UP 73% YoY

Policy Opportunities and Tailwinds $7.5 B in dedicated funding over the next 5 years for EV infrastructur National Electric Vehicle Infrastructure (NEVI) - $5.0 B – funding to states to deploy EV charging infrastructure on Alternative Fuel Corridors on highway system Discretionary Grant Program for Charging and Fueling Infrastructure - $2.5 B – competitive grant program to meet administration priorities The IRA extends and expands Section 30C (Alternative Fuel Refueling Property Tax Credit), which is a potential key benefit for our industry The IRA will increase commitment authority for many of DOE's loan progra $40 billion in additional commitment authority for eligible projects under Title XVII of the Energy Policy Act of 2005 through Sept. 30, 2026. Infrastructure Investment and Jobs Act (IIJA) The Inflation Reduction Act of 2022 (IRA) Key Components in the IRA for Department of Energy (DOE), including the Loan Programs Office (LPO) 7

City of Hoboken Partners With Volta to Expand EV Charging Infrastructure at No Cost to City Hoboken Demonstrates a New Model for Communities Volta Stations 25 Media Screens 46 DC Fast Stations 30% L2 Stations 70% “It’s a win-win for the city,” said Councilman Joe Quintero. 8

9Section 2 Chief Commercial Officer Brandt Hastings

Repeat Business with Media Customers 10 Q2 Media Revenue Growth Customers bought across multiple of the last 6 Quarters Customers bought across ALL 6 of the last 6 Quarters of Q2 Media revenue from repeat advertisers Q2 New Media Customers +73% YOY 16 of Volta’s Top 20 7 of Volta’s Top 20 +54%

Case Study: Volta Drives Sales Lift for Dole Food Company Objective Dole wanted to drive sales and grow its category share during the winter holidays. Solution Volta used its prominent, front of store placements to highlight multiple product offerings within the Dole portfolio and ultimately convert shoppers into buyers. Volta worked with leading shopper intelligence platform Catalina to measure the results. “The concise and point-blank delivery of data to spotlight sales conversions and buyer response further simplified the out-of-home metrics and underscored the value Volta Media provides.” — Kellee Miller, Director of Shopper Marketing at Dole Food Company, Inc. Sales Lift Increased Category Share New Buyers Source: Catalina Test vs. Control, HH Level Methodology to Measure Incremental Impact +8% +8.5% +13% 11

Case Study: Volta’s Media Network drives brand sales Objective Coca-Cola wanted to utilize Volta Media’s™ Digital Out-of-Home (DOOH) network to drive sales for their Sprite, Seagram’s and Fresca brands over the winter holidays. Solution Through a targeted campaign across Volta's grocery network, Coca-Cola engaged shoppers along their path to purchase and, through Quotient, leveraged valuable measurement capabilities to understand the Return on Ad Spend (ROAS) of their campaign. Quotient is a leading digital media and promotions technology company. Attributable Sales +2.51MM New Category Buyers +7.6% New Brand Buyers +8.2% ROAS vs. Industry Average +56% 12Source: Quotient Technology HH Level Database, Measuring attributable sales associated with campaign

Kroger® Partnership By partnering with Kroger Volta is bringing a mix of convenient DC Fast and Level 2 Volta charging stations to Kroger customers nationwid Volta is currently at 16 Kroger locations in the Atlanta and Indianapolis area Planning to expand to Columbus, Cincinnati, Louisville, Nashville, Michigan, and Southern California throughout the remainder of 202 Allows Kroger to tap into Volta high-impact media inventory for its own advertising clients, expanding the power of the grocer’s retail media network Kroger partners with Volta to deploy electric vehicle charging stations Volta collaborates with Kroger to bring more EV charging to grocery customers nationwide Kroger partners with Volta for more EV charging stations Kroger, the US’s largest supermarket chain, is adding more level 2 and 3 EV chargers 13

14Section 3 Chief Accounting Officer Stephen Pilatzke

Q2 2022 Financial Highlights 8.4m 2,548 3,727 6.1m Q1 22 Q1 22 Q1 22 Q1 22 15.3m 2,920 3,942 11.2m Q2 22 Q2 22 Q2 22 Q2 22 Total Revenue +83% QoQ Installed Base Stalls +15% QoQ Stall Pipeline +6% QoQ Media Revenue +83% QoQ 15

Key Financial Highlights in millions $ Q1 2022 Q2 2022 Property and Equipment Charging Stations and digital media screens Construction in progress Stations Revenue Operating Loss Net Loss EBITDA [1] Adj EBITDA [1] $92.5 47.8 8.4 (61.5) (48.1) (43.1) (41.4) $114.8 67.9 15.3 (44.4) (37.4) (31.6) (33.4) 16

Net Loss EBITDA Stock-based compensation Change in fair value of warrant liabilities 16,485 (14,700) 6,346 (8,151) $ (41,356) $ (33,421) - 1,313 3,695 $ (48,149) $ (43,141) $ (37,434) $ (31,616) 2 1,199 4,617 Income tax expense Interest expense, net Depreciation & amortization Adjusted EBITDA June 30, 2022March 31, 2022 Three Months Ended Reconciliation of Non-GAAP Measures to GAAP 17

Full year 2022 Revenue in the range of $70 million to $80 million1 2 3 4 Total incremental, connected stalls in the range of 1,700 to 2,000 Total incremental, connected sites to be in the range of 650 to 750 sites Third quarter Revenue in the range of $17 million to $18 million Guidance 18

Volta is moving forward with a number of exceptional new leaders Vince Cubbage Brandt Hastings Michelle Kley Drew Lipsher Yifan Tang Stephen Pilatzke Drew Bennett Mike Schott Nicole Silver Rick Baker Bill Cooper Jette Speights Karen Zelmar Jon Michaels Mick Suh Vincent Grena Alex Prodaniuk Garrett Little David Klein Justin Moore Interim CEO Chief Commercial Officer Chief Legal Officer Chief Development Officer Chief Technology Officer Chief Accounting Officer Chief Audit Officer EVP, Network Operations EVP, Media Sales SVP, Marketing EVP, Charging Solutions Deputy General Counsel SVP, Communications SVP, Network Planning EVP, Head of People SVP, Media Sales SVP, Head of Europe VP, Product Experience and Design SVP, Finance SVP, Chief Data Scientist SVP, Executive Creative Director 19 Christine Lally